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                                                                   Exhibit 10.42

         THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED. NO SALE OR DISPOSITION OF THIS WARRANT MAY BE MADE WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN EXEMPTION THEREUNDER SUCH THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                              U.S. DIAGNOSTIC INC.

                              AMENDED AND RESTATED

                          COMMON STOCK PURCHASE WARRANT

          THIS AMENDED AND RESTATED WARRANT to purchase shares of common stock, $.01 par value, (the "COMMON STOCK") of U.S. DIAGNOSTIC INC., a Delaware corporation (the "COMPANY") evidences that, for valuable consideration, receipt of which is hereby acknowledged, DVI FINANCIAL SERVICES INC., a Delaware corporation ("PURCHASER"), or registered assigns, is entitled to subscribe for and purchase from the Company, an aggregate of up to Two Hundred Fifty Thousand (250,000) shares (subject to adjustment as specified in SECTION 4 hereof) of the fully paid and nonassessable, Common Stock, (the "WARRANT STOCK"), at the price per share equal to the closing price per share paid for Common Stock of the Company on December 23, 1998, on the principal national securities exchange on which the Common Stock is admitted to trading (such price and such other price as results, from time to time from the adjustments specified in SECTION 4 hereof, is referred to herein as the "EXERCISE PRICE"), subject to the provisions and upon the terms and conditions set forth herein.

         1. CONDITIONS TO EXERCISE. The purchase right represented by this Warrant is exercisable, in whole or in part, as to the Warrant Stock at any time after April 30, 1998, and from time to time, on or before September 30, 2005. This Warrant expires and may not be exercised after September 30, 2005.

          2. METHOD OF EXERCISE: PAYMENT. ISSUANCE OF NEW WARRANT. The purchase right represented by this Warrant may be exercised at any time, and from time to time, by the surrender of this Warrant (with the Notice of Exercise form attached hereto duly executed) at the principal office of the Company and by the payment to the Company by check in an amount equal to the then applicable Exercise Price per share multiplied by the number of shares of the Warrant Stock then being purchased. In the event of any exercise of the rights represented by this Warrant, the Company shall deliver to Purchaser certificates for the shares of the Warrant Stock so purchased within a reasonable time, but not later than twenty business days after exercise. This Warrant will be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above and the person entitled to receive the shares of the Warrant Stock issuable upon such exercise is treated for all purposes as



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the holder of such shares of record as of the close of business on such date.
Unless this Warrant has been fully exercised or has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant has not then been exercised must also be issued to Purchaser within such reasonable time.

         3. STOCK FULLY PAID: RESERVATION OF SHARES. All Warrant Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its fully paid and nonassessable Common Stock to provide for the exercise of the rights represented by this Warrant.

         4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price are subject to adjustment from time to time upon the happening of the events and in the manner described in this SECTION 4.

                  4.1 RECLASSIFICATION. CONSOLIDATION OR MERGER. If any capital reorganization or reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation or any other entity or the sale of all or substantially all of its assets to another entity is effected, the successor entity (if other than the Company) resulting from such consolidation or merger or the entity purchasing such assets must assume this Warrant by written instrument executed and mailed or delivered to Purchaser, and lawful and adequate provision (in form reasonably satisfactory to Purchaser) must be made whereby the holder hereof thereafter has the right to purchase and receive in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place. In any such case, appropriate provision must be made with respect to the rights and interests of the holder of this Warrant to assure that the provisions hereof (including without limitation provisions for adjustment of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) are thereafter applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

                  4.2 ANTIDILUTION ADJUSTMENTS. In case the Company, subsequent to September 30, 1997, (a) pays a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (b) subdivides or reclassifies its outstanding Common Stock into a greater number of shares, or (c) combines or reclassifies its outstanding Common Stock into a smaller number of shares or otherwise effect a reverse split, then the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such




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subdivision, combination or reclassification must be proportionately adjusted so that the Holder of this Warrant exercised after such date is entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised immediately prior to such time, the Holder would have owned upon such exercise and been entitled to receive upon such dividend, subdivision' combination or reclassification. Such adjustment is made successively whenever any event listed in this SECTION 4.2 occur.

                  4.3 ADJUSTMENT FOR DISTRIBUTION OF PROPERTY. In case the Company, subsequent to the issuance hereof, distributes to all holders of Common Stock assets (excluding cash dividends or distributions paid out of current earnings and dividends or distributions referred to in SECTION 4.2 of this Warrant), then the Exercise Price is adjusted thereafter by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator is the total number of shares of Common Stock outstanding multiplied by the Current Market Price (as determined pursuant to SECTION 9.3) per share of Common Stock, less the fair market value of the assets distributed, and of which the denominator is the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment must be made successively whenever such a record date is fixed. Such adjustment must be made whenever any such distribution is made and becomes effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

                  4.4 INTENTIONALLY DELETED.

                  4.5 OTHER ADJUSTMENTS. In the case any event occurs as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of this Warrant, then, in each such case, the Purchaser may appoint an independent investment bank or firm of independent public accountants, which will give its opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established in this Warrant, necessary to preserve the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly deliver a copy of such opinion to the Purchaser and will make the adjustments described in such opinion. The fees and expenses of such investment bank or independent public accountants will be borne by the Company.

                  4.6 ADJUSTMENT IN NUMBER OF SHARES. Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to SECTIONS 4.2 OR 4.3, the number of shares of Common Stock purchasable upon exercise of each Warrant must simultaneously be adjusted by multiplying the number of shares of Common Stock issuable upon exercise of each Warrant in effect on the date thereof by the Exercise Price in effect on the date thereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  4.7 DE MINIMUM ADJUSTMENT. No adjustment in the Exercise Price is required unless such adjustment would require an increase or decrease of at least one-half cent ($0.005) in the price. Any adjustments which by reason of this SECTION 4.7 are not required to be made are carried forward and taken into account in any subsequent adjustment. All calculations




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under this SECTION 4 are made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  4.8 RETENTION OF ACCOUNTANTS. The Company may retain a firm of independent accountants of recognized standing selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this SECTION 4, and a certificate signed by such firm is presumptive evidence of the correctness of such adjustment.

                  4.9 APPLICABILITY OF ADJUSTMENTS. In the event that at any time, as a result of an adjustment made pursuant to SECTION 4.2 of this Warrant, the holder of any Warrant thereafter becomes entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant is subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this SECTION 4.

                  4.10 NO CHANGE IN LANGUAGE OF WARRANT. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this and similar Warrants initially issued by the Company.

                  4.11 NOTICE OF SPECIFIC EVENTS.  In case at any time:

                        (a) the Company declares any dividend payable in stock upon its Common Stock or make any special dividend or other distribution (other than cash dividends paid at an established annual or quarterly rate) to the holders of its Common Stock;

                        (b) the Company offers for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                        (c) there is a capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another entity; or

                        (d) there is a voluntary or involuntary dissolution, liquidation or winding (other than as a result of a capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets, to another entity) then, the Company shall give Purchaser (i) at least one hundred twenty days prior written notice of the date on which the books of the Company close or a record is taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least one hundred twenty days prior written notice of the date when the same will take place. Notice in accordance with the foregoing clause (i) must also specify, in the case of any dividend, distribution or



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subscription rights, the date on which the holders of Common Stock are entitled to exchange their Common Stock for securities or other property deliverable upon Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  4.12 NOTICE OF ADJUSTMENTS. Whenever the Exercise Price is adjusted pursuant to Section 4 hereof, the Company shall promptly as practicable prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to Purchaser.

                  4.13 FRACTIONAL SHARES. Fractional shares of the Warrant Stock will be issued in connection with any issuance hereunder.

         5. TRANSFERS. This Warrant or the Warrant Stock may be transferred in whole or in part by Purchaser in compliance with applicable law.

         6. REGISTRATION UNDER THE SECURITIES ACT OF 1933.

                  6.1 PIGGY-BACK REGISTRATION RIGHTS. If, at any time during the period commencing upon the issuance hereof and ending September 30, 2005, the Company proposes to file a registration statement under the Security Act of 1933, as amended (the "1933 ACT"), covering securities of the Company, whether for the Company's own account or for the account of selling securities holders, other than registration statement relating to an acquisition or merger or a registration statement on Form S-8 or subsequent similar form, it shall advise the holders of this Warrant or the Warrant Stock (each such person being referred to herein as a "HOLDER") by written notice at least one hundred twenty days prior to the filing of such registration statement and will upon the request of any such holder include in any such registration statement such information as may be required to permit a public offering of the Warrant Stock. The Company shall keep such registration statement current for a period of nine months from the effective date of such registration statement or until such earlier date as all of the registered Warrant Stock has been sold. In connection with such registration, the holders shall execute and deliver such customary underwriting documents as the managing underwriter requests as a condition to the inclusion of the Warrant Stock in the registration statement.

                  6.2 INTENTIONALLY DELETED.

                  6.3 ADDITIONAL PROVISIONS CONCERNING REGISTRATION. The following provisions of this SECTION 6.3 are also applicable to any registration statement filed pursuant to SECTION 6.1:

                           (a) The Company shall bear the entire cost and
expense of any registration of securities initiated under SECTION 6. Notwithstanding the foregoing, any holder whose Warrant Stock is included in any such registration statement pursuant to this SECTION 6



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shall, however, bear the fees of its own counsel and accountants and any transfer taxes or underwriting discounts or commissions applicable to the Warrant Stock sold by the holder pursuant thereto.

                           (b) The Company shall indemnify and hold harmless
each such holder and each underwriter, within the meaning of the 1933 Act, who may purchase from or sell for any such holder any Warrant Stock from and against any and all losses, claims, damages and liabilities (including fees and expenses of counsel, which counsel may, if the holders request, be separate from counsel for the Company) caused by any untrue statement or alleged untrue statement of material fact contained in the registration statement or any post-effective amendment thereto or any registration statement under the 1933 Act or any prospectus included therein required to be filed or furnished by reason of this
SECTION 6 or any application or other filing under any state securities law caused by any omission or alleged omissions to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to which such holder or any such underwriter or any of them may become subject under the 1933 Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company by the indemnified holder or underwriter expressly for use therein, which indemnification includes each person, if any, who controls any such underwriter within the meaning of each such Act. Any such holder or underwriter must at the same time indemnify the Company, its directors, each officer signing the related registration statement, each person, if any, who controls the Company within the meaning of each such Act and each other holder or underwriter, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this SECTION 6 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished to the Company by such holder or underwriter expressly for use therein.

                           (c) The Company shall qualify the Warrant Stock for
sale in such states as it is otherwise qualifying its Common Stock for sale. The Company shall also provide the holders with prospectuses upon request from the holders.

                           (d) The selling holders shall furnish information
and provide indemnification as set forth in SECTION 6.3(b).

                           (e) Neither the giving of any notice by any holder
nor the making of any request for prospectuses imposes any upon any holder making such request any obligation to sell any Warrant Stock or exercise any Warrant.

                           (f) The registration rights set forth in SECTION 6.1
are exercisable only by Purchaser and its permitted assigns.



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                           (g) The Company is not required to include in any
registration statement any Warrant Stock which could, pursuant to the provisions of Rule 144 of the Securities and Commission under the 1933 Act, be sold during a period of four months following the date on which registration of such Warrant Stock was requested.

                           (h) The Company's agreements with respect to this
Warrant or the Warrant Stock in this SECTION 6 continue in effect regardless of the exercise and surrender of this Warrant.

          7. LISTING RIGHTS. If the Company at any time lists any Common Stock or other securities of the same class as those issuable on the exercise of this Warrant on any national securities exchange, the Company will, at its expense, simultaneously list on that exchange, on official notice of issuance on exercise of this Warrant, and maintain such listing of, all shares of the Warrant Stock or other securities from time to time issuable on exercise of this Warrant.

          8. NO RIGHTS AS STOCKHOLDERS. Purchaser is not entitled by virtue of the terms hereof to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof until the Warrant has been exercised.

          9. CURRENT MARKET PRICE. The "CURRENT MARKET PRICE" of the Common Stock at any date is based on the public market for the Common Stock, if any, and is based on the average of the daily closing prices for a twenty consecutive trading days commencing thirty trading days before such date. The closing price for each day is the last sale price reported or, in case no such reported sale takes place on such day, the average of the reported last bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed or on the NASDAQ System, or if not listed or admitted to trading on such exchange or such System, the average of the reported highest bid and reported lowest asked prices as reported by NASDAQ, or other similar organization if NASDAQ is no longer reporting such information.

         10. GOVERNING LAW. This Warrant must be construed and interpreted in accordance with and is governed in all respects by the laws of the State of Delaware applicable to agreements executed and to be performed wholly within such State.






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         11. NOTICES. All notices, demands, requests and other communications which any party hereto desires or is required to deliver or otherwise give to any other party hereunder must be in writing and are deemed to have been delivered, given and received when personally given, delivered by overnight courier against receipt or transmitted by facsimile if receipt is acknowledged or transmission is confirmed by mail or on the third day after it is mailed by registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or to such other address as any of the parties shall specify by notice in accordance with this provision:


                  Notices to the Company:

                           U.S. Diagnostic Inc.
                           777 South Flagler Drive
                           West Palm Beach, Florida 33401
                           Attn.: Joseph A. Paul
                           Fax:  561-832-1384

                  Notices to Purchaser:

                           DVI Financial Services Inc.
                           500 Hyde Park
                           Doylestown, Pennsylvania 18901
                           Attn.:  President
                           Fax:  215-230-1845

                  With a copy to:

                           DVI, Inc.
                           500 Hyde Park
                           Doylestown, Pennsylvania 18901
                           Attn.:  Legal Department
                           Fax:  215-345-7759

          12. REGISTERED HOLDER. The Company may deem and treat the person whose name appears on its warrant register as the holder of this Warrant as the absolute owner hereof for all purposes, and the Company is not affected by any notice to the contrary.

         13. EFFECT OF AMENDMENT. This Amended and Restated Warrant amends, replaces and supersedes those certain Common Stock Purchase Warrants dated September 30, 1997, given by the Company to Purchaser, which warrants are hereby deemed cancelled.

          IN WITNESS WHEREOF, the Company has caused this Amended and Restated Warrant to be executed by its officers duly authorized as of December 22, 1998.

                                       U.S. DIAGNOSTIC INC.

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------



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                               NOTICE OF EXERCISE

TO: U.S. DIAGNOSTIC, INC.

          1. The undersigned hereby elects to purchase __________ shares of Common Stock of U.S. Diagnostic Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any, in the amount of $________________.

          2. Please issue a certificate or certificates representing the shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                      -------------------------------------
                                     (Name)



                      -------------------------------------

                      -------------------------------------

          3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



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Date




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